UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
(RULE 14A-101)
INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐ Soliciting Material Pursuant to §240.14a-12

MERISEL, INC.

(Name of Registrant as Specified in Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MERISEL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 31, 2006

TO MERISEL’S STOCKHOLDERS:

Merisel, Inc., a Delaware corporation (the “Company”), will hold its 2006 Annual Meeting of Stockholders on Wednesday, May 31, 2006, at 12:30 p.m., New York time at the University Club, located at 1 West 54th Street, Rooms 3 and 4, 9th Floor, New York, NY 10019, to vote for the following purposes, as further described in the accompanying proxy statement:

•	To elect six (6) directors to the Board of Directors;

•	To ratify the appointment by the Company’s Audit Committee of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and

•	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Company’s Board of Directors has fixed the close of business on April 21, 2006 as the record date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Only record holders of the Company’s Common Stock at the close of business on that day will be entitled to vote. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 is enclosed with this notice and the accompanying proxy statement but is not to be considered part of the proxy soliciting material.

All stockholders are cordially invited to attend the Annual Meeting and vote in person. Whether or not you expect to attend the Annual Meeting, to ensure your representation at the Annual Meeting, please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed. Any stockholder attending the Annual Meeting may vote in person even if he, she, or it previously returned a proxy.

By Order of the Board of Directors

Donald R. Uzzi
Chairman of the Board,
Chief Executive Officer
and President

New York, New York
April 28, 2006

GENERAL INFORMATION

OUTSTANDING SECURITIES AND VOTING REQUIREMENTS

PROPOSAL 1 ELECTION OF DIRECTORS
Information Regarding Nominees
Director Independence
Board of Directors Meetings and Committees
Stockholder Recommendations of Director Candidates
Non-Management Director Compensation
Code of Business Conduct
Stockholder Communications with the Board of Directors
Compensation Committee Interlocks and Insider Participation

AUDIT COMMITTEE REPORT

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
Compensation Policy
Base Salary and Bonuses
Stock Options
CEO Compensation
Corporate Tax Deduction on Compensation

EXECUTIVE COMPENSATION.
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercise in 2005 and Value of Options at 2005 Year End
Employment and Change of Control Arrangements
Certain Relationships and Related Transaction

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

STOCK PRICE PERFORMANCE

PROPOSAL 2 RATIFICATION OF APPOINTMENT BY THE AUDIT COMMITTEE OF BDO SEIDMAN, LLP AS THE COMPANY’S REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR 2006
Principal Accountant Fees and Services

OTHER MATTERS
Stockholder Proposals for Inclusion in 2007 Proxy Statement
Annual Report on Form 10-K

EXHIBIT A: AUDIT COMMITTEE CHARTER

MERISEL, INC.
127 W. 30th Street, 5th Floor
New York, NY 10001

PROXY STATEMENT

For Annual Meeting of Stockholders
To Be Held
May 31, 2006

GENERAL INFORMATION

This proxy statement is being sent on or about May 1, 2006 in connection with the solicitation of proxies by the Board of Directors of Merisel, Inc., a Delaware corporation (the “Company”). The proxies will be voted at the Company’s 2006 Annual Meeting of Stockholders which will be held on May 31, 2006, at 12:30 p.m., New York time, at the University Club, located at 1 West 54th Street, Rooms 3 and 4, 9th Floor, New York, NY 10019 or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Company’s principal executive offices are located at 127 West 30th Street, 5th Floor, New York, NY 10001.

The record date for the Annual Meeting is the close of business on April 21, 2006 and all holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), on the record date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting, or at any adjournment thereof.

A proxy card for use at the Annual Meeting is enclosed. Whether or not you plan to attend the Annual Meeting in person, please date, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope provided in order to ensure that your shares will be voted at the Annual Meeting. Any stockholder who returns a proxy has the power to revoke it at any time prior to its effective use by filing an instrument revoking it or a duly executed proxy bearing a later date with an executive officer of the Company or by attending the Annual Meeting and voting in person.

Unless you instruct otherwise in the proxy, any proxy, if not revoked, will be voted at the Annual Meeting as follows:

•	for the director nominees named herein;

•	to ratify the selection of BDO Seidman, LLP as the Company’s registered independent public accounting firm for fiscal 2006; and

•	to transact such other matters that may properly come before the meeting in the discretion of the persons named in the accompanying proxy card.

OUTSTANDING SECURITIES AND VOTING REQUIREMENTS

The only voting securities of the Company are the outstanding shares of Common Stock. On the record date, the Company had 7,773,755 shares of Common Stock outstanding and 660 stockholders of record. The holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. As to all matters, each holder of Common Stock is entitled to one vote for each share of Common Stock held.

If you hold shares through a broker, you should follow the instructions for voting that you receive from your broker. If you want to vote in person, you must obtain a legal proxy from your broker and bring it to the Annual Meeting. If you do not submit voting instructions to your broker, your broker may vote on the following matters in its discretion: (1) the election of directors and (2) the ratification of BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2006.

The voting requirements for the proposals you will consider at the meeting are as follows:

•
Election of Directors (Proposal 1). The director nominees who receive the greatest number of votes at the Annual Meeting will be elected as directors. Votes withheld have no legal effect with respect to the election of directors.

•
Ratification of Appointment by the Audit Committee of BDO Seidman, LLP as the Company’s Registered Independent Public Accounting Firm (Proposal 2). The affirmative vote of the holders of a majority of the shares present, or represented by proxy, and entitled to vote at the Annual Meeting will be required to ratify the Company’s selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2006. Abstentions count as votes cast and have the same effect as a vote against this proposal.

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying proxy card, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. The Company may request banks and brokers to solicit their customers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitation. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors presently consists of six members elected annually. The terms of the present directors will expire at the Annual Meeting. The Board of Directors has nominated Mr. Ronald P. Badie, Mr. Albert J. Fitzgibbons III, Mr. Bradley J. Hoecker, Mr. Lawrence Schoenberg and Mr. Donald R. Uzzi the incumbent directors, and has nominated a new candidate, Mr. Edward Grant, for election as directors at the Annual Meeting for a term ending at the 2007 annual meeting of stockholders. Dr. Arnold Miller, a current director and chair of the Audit Committee, has announced his retirement as a director, effective as of the date of the Annual Meeting.

Each of the above individuals has consented to being named in this proxy statement as a nominee for election as director and has agreed to serve as a director if elected. If, by reason of death or other unexpected occurrence, such nominee should for any reason become unavailable for election, or is unable to serve, or for good cause will not serve (although management knows of no reason to anticipate that this will occur), the persons named in the accompanying proxy card may vote for the election of such substitute nominee as the Board of Directors may propose. The persons named as proxies may not vote for a greater number of persons than the number of nominees named above. The accompanying proxy card contains a discretionary grant of authority with respect to this matter. No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director.

Information Regarding Nominees

Ronald P. Badie (age 63) has been a member of the Board of Directors since October 2004. In March 2002, Mr. Badie retired from Deutsche Bank after 35 years of service. At the time of his retirement, he was vice chairman of Deutsche Bank Alex. Brown (now Deutsche Bank Securities), the firm’s investment banking subsidiary. Over the years, Mr. Badie held a variety of management positions with the firm and its predecessor, Bankers Trust Company, in both New York and Los Angeles. Mr. Badie is also currently a director of Integrated Electrical Services, Inc., Amphenol, Inc. and Nautilus, Inc.

Albert J. Fitzgibbons III (age 60) has been a member of the Board of Directors since December 1997. Mr. Fitzgibbons is a Partner and a Director of Stonington Partners, Inc. and a Partner and a Director of Stonington Partners, Inc., II positions that he has held since 1993. He served as a Director of Merrill Lynch Capital Partners, Inc., a private investment firm associated with Merrill Lynch & Co., from 1988 to May 2001 and a Consultant to Merrill Lynch Capital Partners from 1994 to December 2000. He was a Partner of Merrill Lynch Capital Partners from 1993 to 1994 and Executive Vice President of Merrill Lynch Capital Partners from 1988 to 1993. Mr. Fitzgibbons was also a Managing Director of the Investment Banking Division of Merrill Lynch & Co. from 1978 to July 1994.

Edward Grant (age 56) has been nominated for election as a director at this Annual Meeting. Mr. Grant is a principal and practice director at Arthur Andersen LLP. He has been a partner and professional at Andersen for thirty years, serving in a number of management functions. He was an audit partner with the firm for more than sixteen years, serving as the auditor on numerous public companies. Mr. Grant is a director of Obagi Medical Products, Inc. and is the chair of its audit committee. Mr. Grant has a bachelor’s and two master’s degrees from the University of Wisconsin-Madison and has been a Certified Public Accountant since 1976. He is a past member of the American Institute of Certified Public Accountants and the Illinois Certified Public Accountants Society and has served on several civic boards.

Bradley J. Hoecker (age 44) has been a member of the Board of Directors since December 1997. Mr. Hoecker has been a Partner and Director of Stonington Partners and a Partner and Director of Stonington Partners II since 1997. Prior to being named partner in 1997, Mr. Hoecker was a Principal of Stonington Partners since 1993. He was a Consultant to Merrill Lynch Capital Partners from 1994 to December 2000 and was an Associate in the Investment Banking Division of Merrill Lynch Capital Partners from 1989 to 1993.

Lawrence J. Schoenberg (age 73) has been a member of the Board of Directors since 1990. From 1967 through 1990, Mr. Schoenberg served as Chairman of the Board and Chief Executive Officer of AGS Computers, Inc., a computer software company. From January to December 1991, Mr. Schoenberg served as Chairman and as a member of the executive committee of the Board of Directors of AGS. Mr. Schoenberg retired from AGS in 1992. Mr. Schoenberg is also a director of Government Technology Services, Inc., a reseller and integrator of information systems for the federal government, and a director of Cellular Technology Services, Inc., a software company.

Donald R. Uzzi (age 53) has served as Chief Executive Officer and President since November 2004. Mr. Uzzi was elected to the Board of Directors as a director in December 2004. He was elected Chairman of the Board of Directors in April 2005. From December 2002 to November 2004, Mr. Uzzi provided consulting services for various companies on marketing, corporate strategy and communications. From July 1999 to December 2002, Mr. Uzzi was Senior Vice President of Electronic Data Systems Corporation. From July 1998 to July 1999, Mr. Uzzi was a principle officer of Lighthouse Investment Group. From August 1996 to April 1998, Mr. Uzzi served as Executive Vice President at Sunbeam Corporation. Prior to 1996, Mr. Uzzi held the position of President of the Gatorade North America division of Quaker Oats.

No arrangement or understanding exists between any nominee and any other persons pursuant to which any nominee was or is to be selected as a director. No nominee has any family relationship with any other nominee or with any of the Company’s executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF THE BOARD’S NOMINEES

 Director Independence

The Board of Directors has determined that the Company is a “controlled company” under the NASD’s rules because more than 50% of the Company’s Common Stock is held by one entity, Phoenix Acquisition Company II, L.L.C. Accordingly, the Company is not required to, and does not, have a majority of independent directors on its board and does not have compensation or nominating committees comprised solely of independent directors. The Board of Directors has determined that Dr. Miller and Messrs. Badie, Grant and Schoenberg meet the independence requirements of the SEC and NASD. Upon his election as a director at the Annual Meeting, Mr. Grant will be appointed as a member of the Audit and Compensation Committees.

Board of Directors Meetings and Committees

The Company’s Board of Directors met 9 times during 2005. Each incumbent director attended 75% or more of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all Committees of the Board of Directors on which he served. The Nominating Committee did not meet in 2005.

Name of Committee and Members	Primary Responsibilities	Number of Meetings in 2005
Audit Committee Dr. Arnold Miller (Chair) Ronald P. Badie Lawrence J. Schoenberg (Financial Expert) Bradley J. Hoecker
• Reviews the Company’s annual and quarterly financial statements and results of each audit and quarterly review by the Company’s independent accountants.

• Consults and meets with the Company’s independent accountants, Chief Financial Officer and other finance and accounting personnel concerning various matters, including the adequacy of internal controls.

• Selects, determines the compensation of, evaluates and, when appropriate, replaces the Company’s independent accountants.

• Monitors the qualifications and independence of the independent accountant and performance of the Company’s independent accountants.

• Reviews potential conflict of interest situations.

		12
Compensation Committee Lawrence J. Schoenberg (Chair) Albert J. Fitzgibbons Dr. Arnold Miller
•Establishes policies relating to the compensation of the Company’s executive officers and other key employees.

• Administers the Company’s compensation plans, including employee stock option plans and make recommendations to the Board of Directors concerning other compensation matters.

• Annually reviews and makes recommendations to the Board of Directors concerning the compensation of the Chief Executive Officer.

• Determines the compensation of the Company’s other executive officers and key members of management.

• Annually approves the Company’s management bonus plan and makes grants of stock options and other stock-related incentive compensation awards.

		1
Nominating Committee Lawrence J. Schoenberg (Chair) Albert J. Fitzgibbons Bradley J. Hoecker	• Assists the Board of Directors in identifying, evaluating and recommending candidates for election to the Board of Directors and each committee. • Establishes procedures and provides oversight for evaluating the Board of Directors and management. • Evaluates the size, structure and composition of the Board of Directors and its committees.	0

The Board of Directors has adopted a written charter for the Audit Committee setting forth its roles and responsibilities. The Board has not adopted charters for the Compensation and Nomination Committee. The Audit Committee Charter is attached as Exhibit A to this Proxy Statement.

Stockholder Recommendations of Director Candidates

The Nominating Committee will consider director nominees who are recommended by the Company’s stockholders, and will not evaluate any candidate differently solely because he or she was recommended by a stockholder. To recommend a prospective candidate for consideration by the Nominating Committee, stockholders should submit the candidate’s name and qualifications to the Nominating Committee, care of the Company’s Secretary at Merisel, Inc., 127 W. 30th Street, 5th Floor, New York, New York, 10001. The Company’s Secretary will forward this information to the Nominating Committee members. The Company has not utilized any third parties in the selection of its nominees. No candidates have been nominated during 2006 by a stockholder holding 5% or more of the Company’s common stock.

Non-Management Director Compensation

In 2005, and for subsequent years, each non-employee director is entitled to receive an annual retainer fee of $30,000, $1,500 for each Board of Directors meeting attended ($500 for meetings held telephonically after four telephonic meetings per year which are included in the annual retainer), $2,000 quarterly for acting as the chairman of the Audit Committee of the Board of Directors, $1,000 quarterly for acting as the chairman of any other Committee of the Board of Directors, $1,250 quarterly for acting as lead director (a position created in the third quarter of 2005) and $500 for each Committee meeting attended plus reimbursement for travel expenses incurred in attending Board of Directors and Committee meetings. Additionally, each non-employee director is entitled to receive 4,000 shares of stock for service in 2005 and thereafter an annual grant of restricted stock with a fair market value at $28,000. Common stock granted for 2005 will be fully vested stock grants, and in subsequent years will be granted to each director upon election and will be vested on the first anniversary of the date of grant.

Non-employee directors are able to elect on an annual basis to take up to 25 percent of their annual retainer fee in shares of Common Stock in lieu of cash, based on the market price of the Common Stock on the first day of the quarter following each annual meeting of stockholders.

Code Of Business Conduct

The Board of Directors has adopted and approved the Company’s Code of Business Conduct. All of the Company’s directors, officers and employees are subject to the standards and requirements set forth in the Code of Business Conduct and are required to sign a certificate of compliance. The Code of Business Conduct can be found on the Company’s website www.merisel.com.

Stockholder Communications with the Board of Directors

The Board of Directors adopted a policy regarding the submission of communications by stockholders to the Board of Directors or to individual Board members. Stockholders may submit communications in writing, which should be sent to the Company’s Secretary at Merisel, Inc., 127 W. 30th Street, 5th Floor, New York, New York, 10001. These communications will be delivered to the Board of Directors or any individual director, as specified.

The Company encourages its board members to attend each annual meeting of stockholders. All board members attended the 2005 Annual Meeting of Stockholders.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers currently serves on the compensation committee of any other company or board of directors of any other company of which any member of the Company’s Compensation Committee is an executive officer.

AUDIT COMMITTEE REPORT

The Audit Committee has been established for the purpose of overseeing the Company’s accounting and financial reporting processes on behalf of the Board of Directors. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; accounting and financial reporting principles; internal controls; and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee has selected and retained BDO Seidman, LLP (“BDO”) as the Company's independent accounting firm for 2006. BDO is responsible for performing an independent audit of the consolidated financial statements in accordance with PCAOB standards. In accordance with the Sarbanes-Oxley Act, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company's independent accountants.

In accordance with existing Audit Committee policy and the more recent requirements of the Sarbanes-Oxley Act, all services to be provided by BDO are subject to pre-approval by the Audit Committee. This includes audit services, audit-related services, tax services and other services. In some cases, pre-approval is provided by the full Audit Committee for up to a year, and relates to a particular category or group of services and is subject to a specific budget. In other cases, Dr. Miller, as the Designated Member, has the delegated authority from the Audit Committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee. See "Proposal 2 - 2004 and 2005 Audit and Non-Audit Fees” for more information regarding fees paid to BDO for services in fiscal years 2004 and 2005.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management of the Company and BDO the audited consolidated financial statements of the Company for the year ended December 31, 2005. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. In addition, the Audit Committee has discussed with BDO the matters required by Statements on Auditing Standards No. 61 and Rule 2-07 of Regulation S-X (Communication with Audit Committees) and, with and without management present, discussed and reviewed the results of the independent accountants’ audit of the consolidated financial statements.

The Audit Committee has also received and reviewed the written disclosures and the letter from BDO required by Independence Standards Board Standard No. 1 and the Audit Committee has discussed with BDO its independence from the Company.

Based on the foregoing review and discussions and a review of the report of BDO with respect to the consolidated financial statements, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Dr. Arnold Miller (Chair)
Ronald P. Badie
Lawrence J. Schoenberg

REPORT OF THE COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is currently comprised of Messrs. Schoenberg, Fitzgibbons and Hoecker and Dr. Miller. Mr. Hoecker was not a member of the Compensation Committee during 2005. The Compensation Committee is authorized to make recommendations to the Board of Directors concerning the compensation of the Company’s Chief Executive Officer, to determine the compensation of the Company’s President, Chief Operating Officer, Chief Financial Officer and other executive officers, to approve on an annual basis the Company’s management bonus plan and to make grants of stock options and other stock-related incentive compensation awards. Any member of the Board of Directors who is also an executive officer does not participate when the Board of Directors reviews his or her compensation.

 Compensation Policy

The Company’s executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company’s annual performance and short-term objectives, its long-term objectives, and its ability to attract and retain qualified executive officers. The Compensation Committee attempts to achieve these goals by integrating competitive annual base salaries with (1) bonuses based on corporate performance and other performance measures and on the achievement of internal strategic objectives and (2) stock options or other stock-based incentive awards through the Company’s stock option and similar plans. The Compensation Committee believes that cash compensation in the form of salary and bonus provides Company executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options or other stock-based awards encourages growth in management stock ownership, which in turn leads to the expansion of management’s stake in the long-term performance and success of the Company.

 Base Salary and Bonuses

The base salary levels of executive officers in 2005 were not increased as part of an across-the-board salary increase, however, certain executives received salary increases that primarily consisted of merit increases. The compensation of newly hired executives is generally determined based upon the individual’s previous experience and industry standards for compensation paid to employees with comparable responsibilities.

Merisel's bonus plan provides for the payment of cash bonuses based upon the Company's performance in relation to the predetermined financial targets established at the beginning of the year by the Compensation Committee.  For 2005, our named executives' bonus potential ranged from 50% to 100% of base salary.  The Compensation Committee approved the payment of bonuses to the Company's executive officers in an aggregate amount equal to $955,000 in 2005, based on the level of achievement towards the financial targets established by the Compensation Committee.

 Stock Options

The Company has adopted a long-term incentive compensation strategy to provide incentives and reward management’s contribution to the achievement of long-term Company performance goals, as measured by the market value of the Common Stock. In determining the amount of option grants to an individual, the Compensation Committee considers, among other things, the level of responsibility, position, contribution and anticipated performance requirements of such individual as well as prior grants to such individual and grants to individuals in comparable positions. While the Company has been pursuing its acquisition strategy during the last three years and in part because of the reduced size of the Company, the Board of Directors has determined to grant very limited stock-based awards during this period.

CEO Compensation

In November 2004, Mr. Uzzi was hired to serve as the Chief Executive Officer and President of the Company. Pursuant to Mr. Uzzi’s employment agreement with the Company, Mr. Uzzi initially received a base salary of $200,000 per year. In March 2005, as a result of the acquisitions of Color Edge, Inc., Color Edge Visual, Inc. and Comp 24 LLC, Mr. Uzzi’s base salary increased to $400,000 per year. The base salary increases to $450,000 upon an attainment by the Company of earnings before taxes of at least $12,000,000 on a rolling four-quarter basis, and to $500,000 upon an attainment by the Company of earnings before taxes of at least $15,000,000 on a rolling four-quarter basis. Mr. Uzzi also is eligible for an annual bonus with a target level of 100% of his base salary, to be awarded based on achievement of the Company’s forecasted EBITDA in the financial plan approved by the Board of Directors and such other criteria as may be determined by the Board of Directors or the Compensation Committee. Mr. Uzzi’s annual bonus for calendar year 2005 was $500,000. Mr. Uzzi also was entitled to receive a relocation bonus of $100,000 for expenses associated with the relocation of his family and moving of his household goods and furnishings to a new residence.

Corporate Tax Deduction on Compensation

To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to the executives of various compensation. Some types of compensation and their deductibility depend upon the timing of an executive’s vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws also affect the deductibility of compensation. To the extent reasonably practicable and to the extent it is within the Compensation Committee’s control, the Compensation Committee intends to limit executive compensation in ordinary circumstances to that deductible under Section 162(m) of the Internal Revenue Code of 1986. In doing so, the Compensation Committee may utilize alternatives (such as deferring compensation) for qualifying executive compensation for deductibility and may rely on grandfathering provisions with respect to existing contractual commitments.

Lawrence J. Schoenberg (Chair)
Albert J. Fitzgibbons III
Bradley J. Hoecker
Dr. Arnold Miller

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation for each of the last three fiscal years awarded to or earned by the Company’s Chief Executive Officer and its other most highly compensated executive officers (the “named executive officers”).

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards	Stock Options	All Other Compensation (1)
Donald R. Uzzi Chief Executive Officer and President	2005 2004 (2)	380,450 19,230	500,000 -	58,017 (3) 100,000 (4)	- $692,000 (5)	- 300,000	$9,000 -

John Sheehan, President Color Edge	2005 (6)	244,616	150,411	25,000 (7)			4,846

Allyson Vanderford Chief Financial Officer	2005 2004 2003	180,883 150,258 139,321	147,500 17,250 50,000	34,992 (8) - -	- - -	- - -	7,000 5,600 5,679

Rajiv Garg Executive Vice President	2005 (6)	265,000	162,945	40,000 (7)	-	-	1,900

Kenneth Wasserman, President Comp 24	2005 (6)	234,423	144,144	25,000 (7)	-	-	4,758
(1)	Consists of amounts contributed by the Company to its 401(k) plan.
(2)	Mr. Uzzi’s employment with the Company commenced November 22, 2004.
(3)	Consists of $13,017 payout of accrued vacation in connection with conversion to “use it or lose it” policy and a reimbursement of $45,000 related to living expenses.
(4)	Consists of relocation allowance paid in January 2005 pursuant to Mr. Uzzi’s employment agreement.
(5)
Consists of 150,000 restricted shares of Common Stock valued at $1,125,000 based upon the closing market price on December 31, 2005. The $692,000 referenced in the table reflects the value based on the closing market price on the date of grant.

(6)	Messrs. Sheehan, Garg and Wasserman employment with the Company commenced March 1, 2005.
(7)	Consists of car allowance buyouts in connection with the employment agreements.
(8)	Consists of payout of accrued vacation in connection with conversion to “use it or lose it” policy

Option Grants in Last Fiscal Year

There were no stock options granted to the Company’s named executive officers during 2005.

Aggregated Option Exercises in 2005 and Value of Options at 2005 Year End

There were no option exercises with respect to named executive officers during 2005. The following table sets forth information with respect to the named executive officers concerning option exercises for 2005 and the value of the exercisable and unexercisable options held as of December 31, 2005:

			Number of Securities Underlying Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End (1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Donald R. Uzzi	-	-	150,000	150,000	$125,000	$125,000
Allyson Vanderford	-	-	-	-	-	-
John Sheehan	-	-	-	-	-	-
Rajiv Garg	-	-	-	-	-	-
Kenneth Wasserman	-	-	-	-	-	-

(1)	Values for in-the-money outstanding options represent the positive spread between the exercises price and $7.50, the closing price of the common stock as reported on the Pink Sheets.

Employment and Change of Control Arrangements

    In November 2004, the Company entered into an employment agreement with Mr. Uzzi whereby Mr. Uzzi is to serve as the Chief Executive Officer and President of the Company. This agreement was amended in March 2006. The employment agreement provides for a three year term that continuously renews for additional one-year terms unless either party gives written notice of non-renewal at least 90 days prior to the expiration of the then-effective term.

Under the employment agreement, Mr. Uzzi receives a base salary of $400,000 per year. The base salary increases to $450,000 upon an attainment by the Company of earnings before taxes of at least $12,000,000 on a rolling four-quarter basis, and to $500,000 upon an attainment by the Company of earnings before taxes of at least $15,000,000 on a rolling four-quarter basis. Mr. Uzzi also is eligible for an annual bonus with a target level of 100% of his base salary, to be awarded based on achievement of the Company’s forecasted EBITDA in the financial plan approved by the Board of Directors and such other criteria as may be determined by the Board of Directors or the Compensation Committee. Mr. Uzzi’s annual bonus for calendar year 2005 was $500,000.Mr. Uzzi also received a relocation bonus of $100,000 for expenses associated with the relocation of his family and moving of his household goods and furnishings to a new residence.

If Mr. Uzzi’s employment is terminated by the Company without “cause” (as defined in the employment agreement), Mr. Uzzi will be entitled to a lump sum payment equal to 24 months of base salary. In the event of termination of Mr. Uzzi’s employment by the Company without cause or resignation by Mr. Uzzi for “good reason” (as defined in the employment agreement) during the one-year period following a change in control of the Company, Mr. Uzzi will be entitled to a lump sum payment equal to 24 months of base salary. In the event of termination of employment due to Mr. Uzzi’s death or disability, Mr. Uzzi will be entitled to continuation of base salary for 60 days following termination. Mr. Uzzi will be entitled to a pro rata portion of his annual bonus for the calendar year in which the termination occurs, based upon the attainment of the applicable criteria up to the date of termination, in the event of (i) termination by the Company without cause, (ii) within one year following a change in control, termination by the Company without cause or resignation by Mr. Uzzi for good reason, (iii) termination following the Company’s delivery to Mr. Uzzi of a notice of nonrenewal, or (iv) Mr. Uzzi’s death or disability.

Under the employment agreement, Mr. Uzzi was granted 150,000 restricted shares of the Company’s common stock, as well as options to purchase 300,000 shares of the Company’s common stock. The stock options were granted in three equal tranches, with per share exercise prices of $5.00, $8.00 and $12.00, respectively. The stock options and restricted shares vest an initial 50 percent on November 22, 2005, and an additional 25 percent on each of November 22, 2006 and 2007. If Mr. Uzzi’s employment is terminated by the Company without cause, or by reason of Mr. Uzzi’s death or disability, a pro rata portion of the unvested stock options and restricted shares that were scheduled to have vested on the next scheduled vesting date following the date of termination will become immediately vested. If, within one year following a change in control of the Company, Mr. Uzzi’s employment is terminated by the Company without cause or Mr. Uzzi resigns for good reason, all outstanding unvested stock options and all outstanding unvested restricted shares shall become fully vested. If Mr. Uzzi’s employment is terminated for cause prior to November 24, 2007, Mr. Uzzi will forfeit all unvested and vested stock options and all unvested and vested restricted stock.

The employment agreement also contains customary confidentiality, non-compete and non-solicitation provisions.

  In March 2005, Merisel Americas, Inc., a Delaware corporation and the Company’s wholly-owned subsidiary (“Merisel Americas”) entered into an employment agreement with Rajiv Garg, whereby Mr. Garg is to serve as Merisel Americas’ Executive Vice President. The employment agreement provides for a three year term that continuously renews for additional one-year terms unless either party gives written notice of non-renewal at least 60 days prior to the expiration of the then-effective term.

Under the employment agreement, Mr. Garg receives a base salary of $325,000 per year. Mr. Garg also is eligible for an annual bonus with a target level of 60% of his base salary, to be awarded by the Board of Directors or the Compensation Committee based on achievement by Merisel Americas of forecasted EBITDA in the financial plan approved by the Board of Directors and such other criteria as may be determined by the Board of Directors or the Compensation Committee. Additionally, in consideration for Mr. Garg’s waiver of previous employment agreements with entities formerly known as Color Edge, Inc., Color Edge Visual, Inc. and/or Photobition New York, Inc., including, without limitation all transportation allowances previously promised by such entities to Mr. Garg, Mr. Garg received an aggregate buyout payment of $40,000.

If Mr. Garg’s employment is terminated by the Company without “cause” (as defined in the employment agreement) or Mr. Garg terminates his employment for Good Reason (as defined in the employment agreement), Mr. Garg will be entitled to a continuation of the base salary for the remainder of the three-year employment term, plus any accrued and unpaid bonus amounts owed for the year of termination, pro-rated through the date of termination, and any other amounts owed to him through the date of termination. Merisel Americas does not make any severance payments if it does not renew Mr. Garg’s employment and provides Mr. Garg written non-renewal notice at least 60 days prior to expiration of the three-year employment term. If Mr. Garg is terminated for “cause”, he will only be entitled to his earned and unpaid base salary through the date of termination. If Mr. Garg is terminated due to death or Disability (as defined in the employment agreement), Mr. Garg will be entitled to (i) a pro rata portion of his annual bonus for the calendar year in which the termination occurs, based upon the attainment of the applicable criteria up to the date of termination, plus any annual bonus for a completed calendar year that has accrued but not yet paid at the time of such termination and (ii) a continuation of his base salary for 30 days commencing on the date of termination.

The employment agreement also contains customary confidentiality, non-compete and non-solicitation provisions.

  In March 2005, Merisel Americas entered into an employment agreement with John Sheehan, whereby Mr. Sheehan is to serve as President of Color Edge LLC, an indirect wholly-owned subsidiary of the Company. The employment agreement provides for a five year term that continuously renews for additional one-year terms unless either party gives written notice of non-renewal at least 60 days prior to the expiration of the then-effective term.

Under the employment agreement, Mr. Sheehan receives a base salary of $300,000 per year. The base salary may be increased to $322,500 per year if Merisel Americas attains EBITDA of at least $16,500,000 on a rolling, four-quarter basis, and to $346,688 per year if Merisel Americas attains EBITDA of at least $18,000,000 on a rolling four-quarter basis. Mr. Sheehan also is eligible for an annual bonus with a target level of 60% of his base salary, to be awarded by the Board of Directors or the Compensation Committee based on achievement by Merisel Americas of forecasted EBITDA in the financial plan approved by the Board of Directors and such other criteria as may be determined by the Board of Directors or the Compensation Committee. Additionally, in consideration for Mr. Sheehan’s waiver of previous employment agreements with entities formerly known as Color Edge, Inc., Color Edge Visual, Inc. and/or Photobition New York, Inc., including, without limitation all transportation allowances previously promised by such entities to Mr. Sheehan, Mr. Sheehan received an aggregate buyout payment of $25,000.

If Mr. Sheehan’s employment is terminated by the Company without “cause” (as defined in the employment agreement) or Mr. Sheehan terminates his employment for Good Reason (as defined in the employment agreement), Mr. Sheehan will be entitled to a continuation of the base salary for the remainder of the five-year employment term, plus any accrued and unpaid bonus amounts owed for the year of termination, pro-rated through the date of termination, and any other amounts owed to him through the date of termination. Merisel Americas does not make any severance payments if it does not renew Mr. Sheehan’s employment and provides Mr. Sheehan written non-renewal notice at least 60 days prior to expiration of the five-year employment term. If Mr. Sheehan is terminated for “cause”, he will only be entitled to his earned and unpaid base salary through the date of termination. If Mr. Sheehan is terminated due to death or Disability (as defined in the employment agreement), Mr. Sheehan will be entitled to (i) a pro rata portion of his annual bonus for the calendar year in which the termination occurs, based upon the attainment of the applicable criteria up to the date of termination, plus any annual bonus for a completed calendar year that has accrued but not yet paid at the time of such termination and (ii) a continuation of his base salary for 30 days commencing on the date of termination.

The employment agreement also contains customary confidentiality, non-compete and non-solicitation provisions and is otherwise substantially identical to Mr. Garg’s employment agreement.

  In March 2005, Merisel Americas entered into an employment agreement with Kenneth Wasserman, whereby Mr. Wasserman is to serve as President of Comp 24 LLC, an indirect wholly-owned subsidiary of the Company. The employment agreement provides for a five year term that continuously renews for additional one-year terms unless either party gives written notice of non-renewal at least 60 days prior to the expiration of the then-effective term.

Under the employment agreement, Mr. Wasserman receives a base salary of $287,500 per year. The base salary may be increased to $309,063 per year if Merisel Americas attains EBITDA of at least $16,500,000 on a rolling, four-quarter basis, and to $332,243 per year if Merisel Americas attains EBITDA of at least $18,000,000 on a rolling four-quarter basis. Mr. Wasserman also is eligible for an annual bonus with a target level of 60% of his base salary, to be awarded by the Board of Directors or the Compensation Committee based on achievement by Merisel Americas of forecasted EBITDA in the financial plan approved by the Board of Directors and such other criteria as may be determined by the Board of Directors or the Compensation Committee.

The remaining terms of Mr. Wasserman’s employment agreement are substantially identical to Mr. Sheehan’s employment agreement.

Certain Relationships and Related Transactions

In March 2006, the Company has entered into indemnity agreements (the “Indemnity Agreements”) with each of its directors, Mr. Uzzi, and Ms. Allyson Vanderford, the Company’s current Chief Financial Officer. Under the terms of the Indemnity Agreements, the Company will indemnify each director, officer or key employee party to the Indemnity Agreement (each, an “Indemnitee”) to the fullest extent permitted by the Company’s bylaws and the Delaware General Corporation Law (the “DGCL”) against expenses and damages in connection with claims against the Indemnitee relating to the Indemnitee’s service to the Company. The Indemnity Agreements provide that the Company will pay the expenses of the Indemnitee incurred in any such proceedings prior to final disposition of the claim, without regard to Indemnitee’s ability to repay the expenses or the Indemnitee’s ultimate entitlement to indemnification under the other provisions of the Indemnity Agreements. However, by executing and delivering the Indemnity Agreement, the Indemnitee undertakes to repay the advance to the extent it is ultimately determined that the Indemnitee was not entitled to indemnification. The Indemnity Agreements specify certain procedures and assumptions applicable in connection with requests for indemnification and advancement of expenses and also requires the Company to maintain fiduciary liability insurance for directors, officers, employees and other agents of the Company. The rights provided to the Indemnitees under the Indemnity Agreements are in addition to any other rights the Indemnitees may have under the Company's certificate of incorporation, bylaws, any agreement, applicable law, vote of stockholders or resolution of directors, or otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 31, 2006 certain information regarding beneficial ownership of the Company’s common stock by each stockholder known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock as of such date, each director, each named executive officer and all directors and executive officers as a group. Unless otherwise indicated, the stockholders have sole voting and investment power with respect to shares beneficially owned by them, subject to community property laws, where applicable.

	Shares Beneficially Owned
Name	Number	Percentage
Phoenix Acquisition Company II, L.L.C (1) (8)	6,357,744	69.62%
540 Madison Avenue, 25th Floor
New York, NY 10022
Gary Furukawa (2)	771,361	9.92%
1191 2nd Avenue, Suite 2100
Seattle, WA 98101
Ronald P. Badie	-	-
Albert J. Fitzgibbons III (3)	-	-
Edward Grant	-	-
Rajiv Garg	-	-
Bradley J. Hoecker (3)	-	-
Dr. Arnold Miller (4)	300	*
Lawrence J. Schoenberg (4)	36,158	*
John J. Sheehan	-	-
Donald R. Uzzi (5)	300,000	3.79%
Allyson Vanderford (6)	3,852	*
Kenneth Wasserman	-	-
All Directors and Executive Officers as a Group (11 Persons)(7)	340,310	4.29%

*Represents less than 1%

(1)
All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13D filed by Phoenix pursuant to Section 13(d) of the Securities Exchange Act of 1934. Stonington Capital Appreciation 1994 Fund, L.P. (the “Fund”) is the sole member of Phoenix. Stonington Partners, L.P. (“Stonington LP”) is the general partner of the Fund, and Stonington Partners, Inc. II (“Stonington II”) is the general partner of Stonington LP. The Fund is managed by Stonington. The following individuals are the directors and/or officers of Stonington and Stonington II and have shared voting and dispositive powers with respect to the Common Stock held by Phoenix: Alexis P. Michas; James J. Burke, Jr.; Albert J. Fitzgibbons III; and Bradley J. Hoecker. Stonington LP, Stonington II, Stonington and each of the directors and officers of Stonington II and Stonington disclaim beneficial ownership of these shares. The business address of each of Phoenix, Stonington and their directors and officers is 540 Madison Avenue, 25th Floor, New York, New York 10022.

(2)	All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13D filed by Mr. Furukawa pursuant to Section 13(d) of the Securities Exchange Act of 1934.
(3)
Each of Messrs. Fitzgibbons and Hoecker is a director or partner of certain affiliates of Phoenix Acquisition Company II, L.L.C. (“Phoenix”) and, therefore, may be deemed to beneficially own the 6,331,121 shares of Common Stock beneficially owned by Phoenix. Each of Messrs. Fitzgibbons and Hoecker disclaims such beneficial ownership. The address of each of Messrs. Fitzgibbons and Hoecker is the same as that given for Phoenix.

(4)	Includes 100 shares issuable with respect to stock options exercisable within 60 days after March 31, 2006.
(5)	Includes 150,000 shares issuable with respect to stock options exercisable within 60 days of March 31, 2006.
(6)	Includes 2,352 shares held in the Company’s 401(k) plan. The administrative committee of the Company’s 401(k) plan directs the voting of shares held in the plan.
(7)
Includes 200 shares issuable with respect to stock options held by Dr. Miller and Mr. Schoenberg and 150,000 shares issuable with respect to stock options held by Mr. Uzzi exercisable within 60 days of March 31, 2006.

(8)	Includes 1,357,744 shares of common stock into which the convertible preferred stock beneficially owned by Phoenix is convertible within 60 days of March 31, 2006.

  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and beneficial owners of more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such reports they file. Based solely on its review of the copies of such reports received by it, or on written representations from such persons, the Company believes that, during 2005, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% owners were complied with.

  STOCK PRICE PERFORMANCE

The following graph compares the total cumulative stockholder return on the Company’s Common Stock from the five year period ended December 31, 2005 to that of the Russell 2000 Index, a broad-based market index representing small-cap stocks, and a peer group (the “Peer Group”) of common stocks which includes Merisel, Inc. and three other companies the Company selected based on their comparable businesses. In this graph, the Peer Group consists of Schawk, Inc., Consolidated Graphics, Inc., Multi-Color Corporation and the Company. The Company intends to continue to evaluate and identify companies that are appropriate for inclusion in its Peer Group. The graph assumes that the value of an investment in Common Stock and in each such index was $100 on December 31, 2000, and that all dividends have been reinvested. Cumulative total stockholder return consists of change in stock price and cumulative dividends, assuming dividend reinvestment.

This graph compares the Company’s Common Stock performance to Peer Group rather that the Standard Industrial Code Classification Index for Computer and Computer Peripheral Equipment and Software companies (the “SIC Index”), which was used in the stock performance graph in the 2005 Proxy Statement, because of the change in the business conducted by the Company. Prior to March 2005, the Company’s business was software licensing solutions. The Company is now a supplier of visual communications solutions. The chart under the graph includes a comparison to the SIC Index.

The relative performance of the Company’s Common Stock, the Russell 2000 Index, the Peer Group and the SIC Index is as follows:

NAME	2000	2001	2002	2003	2004	2005
MERISEL, INC.	100.00	105.63	121.64	378.36	409.73	480.15
RUSSELL 2000 INDEX	100.00	101.03	79.23	115.18	134.75	139.23
PEER GROUP	100.00	101.00	101.10	102.00	103.03	103.82
SIC 5045	100	66.19	43.5	61.87	73.68	68.2

 PROPOSAL 2

RATIFICATION OF APPOINTMENT BY THE AUDIT COMMITTEE OF BDO SEIDMAN, LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006

You are being asked to ratify the appointment by our Audit Committee of BDO Seidman, LLP (“BDO”) as the Company’s independent registered public accounting firm for 2006. A representative of BDO is expected to be present at the Annual Meeting with the opportunity to make a statement if so desired, and will be available to respond to appropriate questions. If BDO should decline to act or otherwise become incapable of acting, or if BDO’s engagement is discontinued for any reason, our Audit Committee will appoint another accounting firm to serve as our independent public accountants for 2006.

 Principal Accountant Fees and Services

The following table presents fees billed for professional audit services rendered by BDO, the Company’s current principal accounting firm, for the audit of the Company’s annual financial statements for 2004 and 2005, review of the third quarter financial statements for 2004, review of the quarterly financial statements for 2005 and fees billed for other services rendered by BDO in 2004 and 2005.

	2004	2005
Audit fees (1) (2)	$226,000	$304,000
Audit-related fees (3)	29,000	116,000
Tax fees (4)	-	15,000
All other fees	-	-

Total	$255,000	$435,000

(1) Audit fees for 2004 are only related to services provided by BDO. Certain amounts paid related to work performed by the Company’s former accounting firm, Deloitte & Touche, LLP, during 2004 are not reflected in the table.
(2)	The 2004 billings include fees for their audit of the Company’s annual financial statements for 2002 and 2003 and review of the quarterly financial statements for September 2004.
(3)	The 2004 billings relate to the audit of the employee benefit plan. The 2005 billings relate to audits performed in connection with the acquisitions of Color Edge, Comp 24 and Crush Creative.
(4)	Tax fees relate to various tax consulting and planning services.

In accordance with existing audit committee policy and the more recent requirements of the Sarbanes-Oxley Act, all services to be provided by BDO are subject to pre-approval by the Audit Committee. This includes audit services, audit-related services, tax services and other services. In some cases, pre-approval is provided by the full audit committee for up to a year, and relates to a particular category or group of services and is subject to a specific budget. In other cases, the audit committee has delegated authority to Dr. Miller to pre-approve additional services, which then is to be communicated to the full audit committee. All of the fees listed above have been approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
RATIFICATION OF BDO SEIDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.

OTHER MATTERS

Management does not know of any other matters to be presented at the Annual Meeting. If other matters do properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote on them in their discretion.

 Stockholder Proposals for Inclusion in 2007 Proxy Statement

If a stockholder desires to submit a proposal at the Company’s 2007 Annual Meeting of Stockholders to be included in the proxy statement for that meeting, such proposal must be received in writing at the Company’s executive offices at 127 West 30th Street, 5th Floor, New York, NY 10001, addressed to the attention of the Corporate Secretary, on or before December 31, 2006. The proposal must also comply with applicable regulations in order to be included in the proxy statement for that meeting. If a stockholder notifies the Company in writing prior to March 15, 2007 that he or she intends to present a proposal at the Company’s 2007 Annual Meeting of Stockholders, the proxy-holders designated by the Board may exercise their discretionary voting authority with regard to the stockholder’s proposal only if the Company’s proxy statement discloses the nature of the stockholder’s proposal and the proxy-holder’s intentions with respect to the proposal. If the stockholder does not notify the Company by such date, the notice of the stockholder’s proposal will be considered untimely under Rule 14a-4(c)(i) promulgated by the SEC. Accordingly, proxy-holders may exercise their discretionary voting authority with respect to the proposal without such discussion in the proxy statement.

 Annual Report on Form 10-K

The Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (without exhibits thereto) has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable copying fee per page to any requesting stockholder. Stockholders may make such request in writing to Investor Relations, Merisel, Inc., 127 West 30th Street, 5th Floor, New York, NY 10001.

By Order of the Board of Directors

Donald R. Uzzi
Chairman of the Board,
Chief Executive Officer
and President

New York, New York
April 28, 2006

EXHIBIT A

MERISEL, INC.
AUDIT COMMITTEE CHARTER

PURPOSE

The primary purpose of the Audit Committee (the "Audit Committee") of Merisel, Inc. (the “Company") is to provide independent review and oversight of the Company's financial reporting practices, internal controls and independent auditors.

The Audit Committee shall meet at least four times per year and as many other times as the Audit Committee deems necessary to fulfill its oversight responsibilities and shall report to the Board of Directors on a periodic basis concerning the Audit Committee's activities. One member of the Audit Committee shall be designated to serve as Chairman. The Chairman shall be responsible for leadership of the Audit Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports of the Audit Committee to the Board of Directors.

MEMBERSHIP

The Audit Committee shall be composed of at least three directors who are qualified to serve on the Audit Committee pursuant to the requirements of Nasdaq, the Sarbanes-Oxley Act of 2002 (the “Act”) and the rules and regulations promulgated by the Securities and Exchange Committee (the “SEC”) pursuant to the Act.

DUTIES, RESPONSIBILITIES AND AUTHORITY

The Audit Committee shall:

1.	Have the sole authority to retain, determine funding for, and oversee the independent auditors, as set forth the rules and regulations promulgated by the SEC pursuant to Section 301 of the Act.

2.
Evaluate the performance of the Company’s independent auditors, and if so determined by the Audit Committee, replace independent auditors (or nominate the independent auditors to be proposed for stockholder approval in a proxy statement).

3.
Have the authority to engage and determine funding for independent counsel and other advisors that the Audit Committee deems necessary to advise it in carrying out its duties, as set forth the rules and regulations promulgated by the SEC pursuant to Section 301 of the Act.

4.	Monitor the independence of the Company's independent auditors by ensuring its receipt from the auditors, at least annually, of a formal written statement:

(a)
Delineating all relationships between (i) persons employed by the independent auditors or any of the auditors' related entities within the last two years and (ii) the Company or any of its related entities; and disclosing any other relationship between (i) the independent auditors or any of the auditors' related entities and (ii) the Company or any of its related entities that in the auditors’ professional judgment may reasonably be thought to bear on independence; and

(b)	Confirmation that, in the auditors’ professional judgment, the independent auditors are independent of the Company within the meaning of the federal securities laws.

5.
Preapprove all auditing services and all permissible non-auditing services provided to the Company by its independent auditors as set forth in the rules and regulations promulgated by the SEC pursuant to Section 202 of the Act.

6.	Review the audit procedures employed by the independent auditors and the results thereof.

7.	Discuss with the Company’s independent auditors the matters required to be communicated pursuant to Statement on Auditing Standards No. 61, including any amendments or supplements thereto (“SAS 61”).

8.	Review the scope and results of the Company’s internal auditing procedures and recommend any change in staffing of the Company's internal audit department.

9.	Resolve any significant disputes between management and the independent auditors that arose in connection with the preparation of the Company's financial statements.

10.	Review and approve or disapprove proposed transactions between the Company and its employees or directors, as contemplated by the Company’s management conduct policies.

11.
Review with management and the independent auditors the adequacy and effectiveness of the Company’s system of internal accounting controls, including the adequacy of such controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

12.
Review the results of each audit by the independent auditors, including any qualifications in the auditors' opinion, any related management letter, management's responses to recommendations made by the auditors in connection with the audit, and reports submitted to the Audit Committee by the internal audit department that are material to the Company as a whole and management's responses to those reports.

13.
Review and discuss with the Company’s management and the independent auditors the Company's annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

14.	Review major changes to the Company's auditing and accounting policies and practices as suggested by the independent auditors, internal auditors or management.

15.	Issue annually a report to be included in the Company's proxy statement as required by the rules of the SEC.

16.
Meet periodically (i) with management to review the Company's major financial and legal risk exposure and the steps management has taken to monitor and control such risks, and (ii) with legal counsel when appropriate to discuss legal matters that may have a significant effect on the Company's financial statements.

17.
As set forth in the rules and regulations promulgated by the SEC pursuant to Section 301 of the Act, establish procedures (a) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) required to ensure that such complaints are treated confidentially and anonymously.

18.	Review and reassess this charter annually and recommend to the Company’s Board of Directors any changes to this Charter that the Audit Committee deems necessary or desirable.

19.
Perform such other specific functions as the Company’s Board may from time to time direct, and conduct or authorize such investigations into any matters within the scope of its responsibilities as the Audit Committee deems appropriate.

20.	Together with its independent legal counsel, prepare guidelines to effect the foregoing provisions, and to comply with the Act and the rules and regulations promulgated by the SEC and NASDAQ.

AUTHORIZATION

Except as limited by the Delaware General Corporation Law and the Company's By-Laws, the Audit Committee shall have and may exercise all of the authority of the Board of Directors for the limited purpose of carrying out the Audit Committee's duties and responsibilities set forth above.

MERISEL, INC.
127 West 30th Street, 5th Floor
New York, NY 10001

This Proxy is Solicited on Behalf of the Board of Directors of MERISEL, INC.

The undersigned stockholder of Merisel, Inc., a Delaware corporation, acting under the Delaware General Corporation Law, hereby constitutes and appoints Donald R. Uzzi ad Allyson Vanderford, and each of them, the attorneys and proxies of the undersigned, each with the power of substitution, to attend and act for the undersigned at the Annual Meeting of Stockholders of said corporation to be held on May 31, 2006, 12:30 p.m. New York time, University Club, 1 W 54th St., Rooms 3 & 4 on the 9th Floor, Tel (212) 247-2100, and at any adjournments thereof, and to vote, as indicated on the reverse side.

Said attorneys and each of them, shall have the powers which the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Annual Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. In their discretion, said proxies are specifically authorized to vote with respect to all other matters as many properly come before the Annual Meeting, including matters incident to the conduct of the Annual Meeting and with respect to the election of any person as a director if a bona fide nominee for the office is named in the proxy statement and such nominee is unable to serve or for good cause will not serve.

IMPORTANT - PLEASE SIGN ON THE OTHER SIDE.

This proxy will be voted in accordance with the choices specified by the undersigned on the other side of this proxy. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TEATED AS A GRANT OF AUTHORITY TO VOTE FOR PROPOSALS LISTED ON THE OTHER SIDE.
Address Changes/Comments: ____________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________

(if you noted any address changes/comments above, please mark corresponding box on the reverse

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

PROXY CARD

MERISEL, INC.

Vote on Directors

PROPOSAL 1: To elect the following directors nominated by the Board of Directors

	For All	Withhold All	For All Except	To withhold authority to vote for any nominee, “For All Except” and write that nominee’s name on the line below.
1. Ronald P. Badie	☐	☐	☐	_______________________________________
2. Albert J. Fitzgibbons III
3. Edward A. Grant
4. Bradley J. Hoecker
5. Lawrence Schoenberg
6. Donald R. Uzzi

Vote on Proposal

		For	Against	Abstain
PROPOSAL 2:	To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered Public Accounting Firm for Merisel’s 2006 fiscal year	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household	☐	☐

___________________________		___________________________
___________________________	__________	___________________________	__________
Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [JOINT OWNERS]	Date